SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                            -----------------------

                                    FORM 8-K



                      CURRENT REPORT PURSUANT TO SECTION 13
                 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (date of earliest event reported): APRIL 8, 1999


                             Commission File Number
                                     0-16439


                      FAIR, ISAAC AND COMPANY, INCORPORATED
             (Exact name of registrant as specified in its charter)



              DELAWARE                                       94-1499887
  (State or other jurisdiction of                        (I.R.S. Employer
   incorporation or organization)                       Identification No.)


              120 North Redwood Drive, San Rafael, California 94903
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (415) 472-2211


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ITEM 5. Other Events

     On April 8, 1999, the Registrant issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 7. Financial Statements and Exhibits

     (c) Exhibits

          99.1      Press Release of the Registrant dated April 8, 1999


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        FAIR, ISAAC AND COMPANY, INCORPORATED

DATE:   April 12, 1999

                                        By:        /s/ PETER L. McCORKELL
                                            ------------------------------------
                                                   Peter L. McCorkell
                                                Senior Vice President,
                                              Secretary and General Counsel

                                  Exhibit Index

                    To Fair, Isaac and Company, Incorporated
                     Report on Form 8-K dated April 8, 1999


                                                               Sequentially
Exhibit No.       Exhibit                                      Numbered Page
-----------       -------                                      -------------
 99.1             Press Release dated April 8, 1999.                  4

                                       3